EXHIBIT 99.1

Goldman Sachs                         WMC               FINAL FUNDING; PBAL gt 0
================================================================================

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Current Principal Balance      of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                        689    $22,568,993                2.48%          10.227%             643          $32,756
$50,001 - $75,000                   546     34,271,759                3.76            9.578              648           62,769
$75,001 - $100,000                  427     37,259,182                4.09            8.878              644           87,258
$100,001 - $125,000                 396     44,486,859                4.88            7.975              636          112,341
$125,001 - $150,000                 314     43,173,959                4.74            7.508              642          137,497
$150,001 - $200,000                 479     84,316,984                9.25            7.219              630          176,027
$200,001 - $250,000                 434     97,411,862               10.69            6.841              637          224,451
$250,001 - $300,000                 412    113,184,765               12.42            6.737              642          274,720
$300,001 - $350,000                 302     98,176,318               10.77            6.670              640          325,087
$350,001 - $400,000                 258     96,491,107               10.59            6.631              647          373,997
$400,001 - $450,000                 159     67,523,162                7.41            6.722              656          424,674
$450,001 - $500,000                 118     56,143,805                6.16            6.829              642          475,795
$500,001 - $550,000                  63     33,129,255                3.63            6.682              659          525,861
$550,001 & Above                    131     83,271,045                9.14            6.555              668          635,657
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Current Principal Balance      Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
$1 - $50,000                                 97.38%      55.18%        95.25%
$50,001 - $75,000                            93.97       47.47         97.80
$75,001 - $100,000                           90.54       52.87         94.27
$100,001 - $125,000                          84.27       55.48         93.71
$125,001 - $150,000                          83.15       55.57         94.23
$150,001 - $200,000                          81.00       53.12         92.97
$200,001 - $250,000                          79.74       47.77         94.77
$250,001 - $300,000                          80.39       43.42         96.61
$300,001 - $350,000                          80.62       34.38         95.77
$350,001 - $400,000                          81.10       40.62         94.66
$400,001 - $450,000                          81.45       33.88         96.28
$450,001 - $500,000                          82.14       37.42         94.99
$500,001 - $550,000                          80.22       41.18         96.87
$550,001 & Above                             81.26       44.99         94.39
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Current Rate                   of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
0.00 - 4.99                           2       $584,000                0.06%           4.938%             696         $292,000
5.00 - 5.49                          62     19,741,681                2.17            5.351              676          318,414
5.50 - 5.99                         424    126,643,140               13.90            5.809              671          298,687
6.00 - 6.49                         566    157,907,231               17.33            6.262              656          278,988
6.50 - 6.99                         987    261,320,914               28.67            6.749              645          264,763
7.00 - 7.49                         418     95,691,090               10.50            7.244              641          228,926
7.50 - 7.99                         433     95,229,699               10.45            7.740              618          219,930
8.00 - 8.49                         134     26,714,416                2.93            8.230              593          199,361
8.50 - 8.99                         249     32,483,261                3.56            8.783              594          130,455
9.00 & Above                      1,453     95,093,622               10.43           10.237              644           65,446
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Current Rate                   Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
0.00 - 4.99                                  80.00%      27.40%       100.00%
5.00 - 5.49                                  79.02       54.57         94.20
5.50 - 5.99                                  79.58       51.83         95.07
6.00 - 6.49                                  79.86       48.39         95.64
6.50 - 6.99                                  80.39       39.74         96.44
7.00 - 7.49                                  81.09       40.62         92.57
7.50 - 7.99                                  81.84       38.42         92.92
8.00 - 8.49                                  81.17       47.63         88.89
8.50 - 8.99                                  86.33       58.49         92.79
9.00 & Above                                 97.52       43.64         98.22
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Credit Score                   of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
740 & Above                         208    $48,238,273                5.29%           6.638%             763         $231,915
720 - 739                           168     38,699,704                4.25            6.683              729          230,355
700 - 719                           251     55,563,424                6.10            6.902              709          221,368
680 - 699                           453     84,858,579                9.31            6.898              689          187,326
660 - 679                           562    115,058,684               12.62            7.059              670          204,731
640 - 659                           720    137,473,017               15.08            7.113              649          190,935
620 - 639                           762    135,501,195               14.87            7.227              629          177,823
600 - 619                           749    129,916,988               14.25            7.166              610          173,454
580 - 599                           418     72,608,937                7.97            7.168              590          173,706
560 - 579                           166     33,915,242                3.72            7.595              569          204,309
540 - 559                           119     26,638,452                2.92            7.779              550          223,853
520 - 539                            77     16,066,966                1.76            8.247              529          208,662
500 - 519                            75     16,869,594                1.85            8.297              510          224,928
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Credit Score                   Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
740 & Above                                  82.69%      35.12%        83.04%
720 - 739                                    82.28       37.98         93.56
700 - 719                                    83.34       32.10         87.54
680 - 699                                    83.16       36.99         92.33
660 - 679                                    83.45       38.41         96.03
640 - 659                                    83.38       40.75         95.16
620 - 639                                    82.88       46.07         97.17
600 - 619                                    82.71       48.22         97.34
580 - 599                                    82.03       60.94         98.91
560 - 579                                    80.04       59.68         98.21
540 - 559                                    76.92       60.67         98.85
520 - 539                                    75.01       51.82         99.18
500 - 519                                    75.70       61.57        100.00
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Lien                           of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
1                                 3,195   $815,324,772               89.46%           6.782%             643         $255,188
2                                 1,533     96,084,283               10.54           10.158              656           62,677
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Lien                           Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
1                                            80.42%      44.75%        94.82%
2                                            99.23       42.29         97.68
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding mark conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the use or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. feder income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
================================================================================

                               Aug 8, 2005 18:26                     Page 1 of 4

Goldman Sachs                         WMC               FINAL FUNDING; PBAL gt 0
================================================================================

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Combined Original LTV          of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                        135    $22,164,144                2.43%           7.111%             595         $164,179
60.01 - 70.00                       182     40,168,568                4.41            7.129              596          220,706
70.01 - 80.00                     2,097    546,413,949               59.95            6.608              654          260,569
80.01 - 85.00                       221     59,815,643                6.56            6.961              618          270,659
85.01 - 90.00                       386     98,220,144               10.78            7.195              632          254,456
90.01 - 95.00                       286     53,542,285                5.87            7.650              634          187,211
95.01 - 100.00                    1,421     91,084,322                9.99           10.083              657           64,099
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Combined Original LTV          Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
0.01 - 60.00                                 49.18%      40.76%        96.83%
60.01 - 70.00                                66.59       41.95         91.07
70.01 - 80.00                                79.31       42.04         95.87
80.01 - 85.00                                84.36       42.44         97.34
85.01 - 90.00                                89.60       53.22         89.83
90.01 - 95.00                                94.44       60.82         92.64
95.01 - 100.00                               99.91       43.58         97.74
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Original LTV                   of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                      1,663   $118,015,693               12.95%           9.585%             645          $70,966
60.01 - 70.00                       182     40,168,568                4.41            7.129              596          220,706
70.01 - 80.00                     2,096    546,370,053               59.95            6.607              654          260,673
80.01 - 85.00                       219     59,546,348                6.53            6.947              617          271,901
85.01 - 90.00                       356     96,511,433               10.59            7.141              632          271,100
90.01 - 95.00                       198     48,575,760                5.33            7.364              633          245,332
95.01 - 100.00                       14      2,221,200                0.24            7.902              653          158,657
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Original LTV                   Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
0.01 - 60.00                                 89.99%      41.89%        97.52%
60.01 - 70.00                                66.59       41.95         91.07
70.01 - 80.00                                79.31       42.03         95.87
80.01 - 85.00                                84.36       42.64         97.33
85.01 - 90.00                                89.59       53.96         89.76
90.01 - 95.00                                94.43       63.08         92.02
95.01 - 100.00                               99.01       65.22        100.00
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Documentation                  of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
FULL                              2,306   $405,509,055               44.49%           7.096%             635         $175,850
STATED                            1,887    386,199,845               42.37            7.261              656          204,663
LIMITED                             535    119,700,156               13.13            6.885              639          223,739
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Documentation                  Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
FULL                                         83.00%     100.00%        95.64%
STATED                                       81.25        0.00         95.19
LIMITED                                      84.13        0.00         93.17
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Purpose                        of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
PURCHASE                          2,855   $497,440,315               54.58%           7.211%             663         $174,235
CASHOUT REFI                      1,737    387,794,158               42.55            7.057              623          223,255
RATE/TERM REFI                      136     26,174,583                2.87            6.940              628          192,460
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Purpose                        Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
PURCHASE                                     83.84%      40.56%        93.72%
CASHOUT REFI                                 80.61       48.68         96.91
RATE/TERM REFI                               81.73       57.24         95.40
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Occupancy                      of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                    4,498   $866,969,694               95.12%           7.141%             643         $192,746
SECOND HOME                         122     22,507,386                2.47            6.860              698          184,487
INVESTOR                            108     21,931,976                2.41            7.322              672          203,074
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Occupancy                      Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
OWNER OCCUPIED                               82.40%      44.73%       100.00%
SECOND HOME                                  83.24       37.67          0.00
INVESTOR                                     81.70       41.95          0.00
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Property Type                  of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY                     3,386   $648,197,158               71.12%           7.136%             642         $191,434
PUD                                 693    126,533,648               13.88            7.228              646          182,588
CONDO                               448     81,292,286                8.92            7.055              657          181,456
2 FAMILY                            162     42,048,936                4.61            7.143              655          259,561
3-4 FAMILY                           39     13,337,027                1.46            6.879              678          341,975
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Property Type                  Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
SINGLE FAMILY                                82.30%      45.64%        96.19%
PUD                                          83.27       44.94         93.49
CONDO                                        82.96       40.44         92.71
2 FAMILY                                     81.23       32.93         92.02
3-4 FAMILY                                   79.75       45.69         83.40
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding mark conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the use or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. feder income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
================================================================================

                               Aug 8, 2005 18:26                     Page 2 of 4

Goldman Sachs                         WMC               FINAL FUNDING; PBAL gt 0
================================================================================

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
State                          of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
CA                                1,897   $484,227,381               53.13%           6.995%             650         $255,260
NY                                  219     49,747,599                5.46            7.125              649          227,158
FL                                  327     47,729,507                5.24            7.397              637          145,962
VA                                  210     39,051,077                4.28            7.408              644          185,958
MD                                  177     32,283,993                3.54            7.289              638          182,395
NJ                                  141     31,124,459                3.41            7.142              632          220,741
WA                                  173     26,849,985                2.95            6.955              637          155,202
IL                                  169     26,504,616                2.91            7.196              640          156,832
TX                                  286     25,303,504                2.78            7.651              634           88,474
AZ                                  173     24,997,171                2.74            7.399              646          144,492
Other                               956    123,589,762               13.56            7.346              636          129,278
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
State                          Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
CA                                           81.92%      38.24%        95.95%
NY                                           82.93       40.83         96.16
FL                                           82.96       61.24         91.14
VA                                           82.70       39.70         99.13
MD                                           83.09       53.33         97.33
NJ                                           81.28       51.97         96.57
WA                                           83.36       47.11         90.46
IL                                           84.14       55.47         97.07
TX                                           83.51       61.77         95.16
AZ                                           83.69       39.57         86.96
Other                                        82.82       55.86         93.05
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Zip                            of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
94591                                12     $4,276,244                0.47%           7.044%             647         $356,354
92376                                21      3,898,222                0.43            6.909              658          185,630
91344                                 9      3,884,444                0.43            6.912              684          431,605
93550                                23      3,857,752                0.42            6.965              659          167,728
90650                                13      3,796,569                0.42            7.119              612          292,044
92336                                16      3,693,486                0.41            7.265              619          230,843
93551                                15      3,627,965                0.40            7.560              602          241,864
92335                                17      3,498,717                0.38            7.047              664          205,807
91342                                13      3,445,142                0.38            7.516              638          265,011
94565                                11      3,377,863                0.37            6.743              632          307,078
Other                             4,578    874,052,652               95.90            7.139              645          190,925
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Zip                            Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
94591                                        85.81%      75.78%       100.00%
92376                                        80.20       14.80        100.00
91344                                        80.29       53.02        100.00
93550                                        82.33       45.75        100.00
90650                                        81.15       19.76        100.00
92336                                        81.63       30.00        100.00
93551                                        82.13       50.87         92.07
92335                                        82.70       47.00         87.14
91342                                        84.21       43.37        100.00
94565                                        84.45       31.57        100.00
Other                                        82.40       44.61         95.00
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Remaining Months to Maturity   of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
1 - 180                           1,558   $100,556,847               11.03%           9.967%             656          $64,542
181 - 240                            30      1,986,375                0.22            8.639              635           66,212
241 - 360                         3,140    808,865,833               88.75            6.783              643          257,601
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Remaining Months to Maturity   Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
1 - 180                                      97.91%      42.98%        97.48%
181 - 240                                    82.22       74.50        100.00
241 - 360                                    80.48       44.61         94.82
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Amortization Type              of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
2 Year ARM                        2,595   $682,988,484               74.94%           6.807%             641         $263,194
3 Year ARM                          124     29,855,667                3.28            6.415              650          240,772
5 Year ARM                          116     34,897,316                3.83            6.191              683          300,839
6 Mo LIBOR ARM                        2        375,445                0.04            8.240              508          187,722
FIXED                             1,891    163,292,144               17.92            8.856              651           86,352
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Amortization Type              Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
2 Year ARM                                   80.63%      43.21%        94.96%
3 Year ARM                                   80.29       57.25         94.14
5 Year ARM                                   80.32       58.18         95.08
6 Mo LIBOR ARM                               61.83       52.11        100.00
FIXED                                        90.69       44.60         96.01
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Initial Periodic Cap           of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
<= 0.00                           1,891   $163,292,144               17.92%           8.856%             651          $86,352
0.51 - 1.00                          16      3,230,980                0.35            7.368              620          201,936
1.01 - 1.50                         124     28,734,920                3.15            7.145              622          231,733
1.51 - 2.00                           2        696,614                0.08            7.292              651          348,307
2.51 - 3.00                       2,639    696,098,657               76.38            6.764              643          263,774
3.01 >=                              56     19,355,741                2.12            6.054              695          345,638
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Initial Periodic Cap           Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
<= 0.00                                      90.69%      44.60%        96.01%
0.51 - 1.00                                  81.74       80.14        100.00
1.01 - 1.50                                  81.66       57.34         97.20
1.51 - 2.00                                  87.81      100.00        100.00
2.51 - 3.00                                  80.53       43.21         94.75
3.01 >=                                      81.03       62.56         97.05
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding mark conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the use or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. feder income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
================================================================================

                               Aug 8, 2005 18:26                     Page 3 of 4

Goldman Sachs                         WMC               FINAL FUNDING; PBAL gt 0
================================================================================

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Periodic Cap                   of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
<= 0.00                           1,891   $163,292,144               17.92%           8.856%             651          $86,352
0.51 - 1.00                       2,826    745,861,632               81.84            6.762              643          263,928
1.01 - 1.50                           2        515,747                0.06            6.990              587          257,873
1.51 - 2.00                           8      1,466,280                0.16            6.967              663          183,285
2.51 - 3.00                           1        273,254                0.03            6.500              632          273,254
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Periodic Cap                   Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
<= 0.00                                      90.69%      44.60%        96.01%
0.51 - 1.00                                  80.60       44.43         94.92
1.01 - 1.50                                  83.43       30.12        100.00
1.51 - 2.00                                  79.34       77.47        100.00
2.51 - 3.00                                  75.00        0.00        100.00
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Months to Rate Reset           of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
<= 0                              1,891   $163,292,144               17.92%           8.856%             651          $86,352
1 - 12                                5      1,025,807                0.11            7.758              648          205,161
13 - 24                           2,512    662,831,422               72.73            6.803              641          263,866
25 - 36                             124     29,886,612                3.28            6.414              649          241,021
49 >=                               196     54,373,071                5.97            6.442              666          277,414
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Months to Rate Reset           Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
<= 0                                         90.69%      44.60%        96.01%
1 - 12                                       73.60       47.50        100.00
13 - 24                                      80.65       43.51         95.08
25 - 36                                      80.29       57.30         94.14
49 >=                                        80.25       49.00         93.45
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Life Maximum Rate              of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
0.00 - - 0.01                     1,891   $163,292,144               17.92%           8.856%             651          $86,352
0.00 - 11.99                         64     20,087,468                2.20            5.352              676          313,867
12.00 - 12.49                       399    121,924,489               13.38            5.807              671          305,575
12.50 - 12.99                       513    145,319,501               15.94            6.262              654          283,274
13.00 - 13.49                       887    239,301,205               26.26            6.746              646          269,787
13.50 - 13.99                       354     84,156,108                9.23            7.248              639          237,729
14.00 - 14.49                       361     84,040,976                9.22            7.743              618          232,800
14.50 - 14.99                       112     24,472,351                2.69            8.232              585          218,503
15.00 - 15.49                       108     21,926,428                2.41            8.769              562          203,022
15.50 - 15.99                        18      3,343,508                0.37            9.116              554          185,750
16.00 & Above                        21      3,544,876                0.39            9.745              534          168,804
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Life Maximum Rate              Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
0.00 - - 0.01                                90.69%      44.60%        96.01%
0.00 - 11.99                                 79.23       53.24         94.30
12.00 - 12.49                                79.74       52.05         94.88
12.50 - 12.99                                80.02       48.53         96.28
13.00 - 13.49                                80.51       38.91         96.39
13.50 - 13.99                                81.35       40.20         92.97
14.00 - 14.49                                82.00       37.58         92.76
14.50 - 14.99                                80.91       47.21         89.04
15.00 - 15.49                                82.70       61.24         92.37
15.50 - 15.99                                82.48       62.76        100.00
16.00 & Above                                79.08       67.61         96.29
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Margin                         of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
0.00 - 0.00                       1,891   $163,292,144               17.92%           8.856%             651          $86,352
0.01 - 4.99                         123     26,796,775                2.94            6.674              643          217,860
5.00 - 5.49                         202     55,864,042                6.13            6.137              665          276,555
5.50 - 5.99                         493    141,350,124               15.51            6.222              654          286,714
6.00 - 6.49                         796    225,557,213               24.75            6.634              649          283,363
6.50 - 6.99                         611    154,606,152               16.96            6.905              641          253,038
7.00 & Above                        612    143,942,607               15.79            7.602              618          235,200
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Margin                         Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
0.00 - 0.00                                  90.69%      44.60%        96.01%
0.01 - 4.99                                  82.05       63.10         96.32
5.00 - 5.49                                  79.12       51.00         93.67
5.50 - 5.99                                  78.94       48.15         96.88
6.00 - 6.49                                  79.97       41.33         95.19
6.50 - 6.99                                  80.86       40.82         95.74
7.00 & Above                                 83.23       43.69         91.97
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

                                Number     Principal      Pct. Of Pool By     Weighted Avg.    Weighted Avg.   Avg. Principal
Interest Only                  of Loans     Balance      Principal Balance    Gross Coupon     Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------
N                                 4,046   $697,204,049               76.50%           7.386%             637         $172,319
Y                                   682    214,205,007               23.50            6.331              670          314,084
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,728   $911,409,056              100.00%           7.138%             645         $192,768
-----------------------------------------------------------------------------------------------------------------------------

                                  Weighted Avg.         Pct.      Pct. Owner
Interest Only                  Combo. Original LTV    Full Doc     Occupied
----------------------------------------------------------------------------
N                                            82.72%      42.14%        94.40%
Y                                            81.36       52.14         97.47
----------------------------------------------------------------------------
Total:                                       82.40%      44.49%        95.12%
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding mark conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the use or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. feder income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
================================================================================

                               Aug 8, 2005 18:26                     Page 4 of 4